                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Hilliard Lyons Growth Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

                                 Common Stock
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     (2) Aggregate number of securities to which transaction applies:

                                      N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

                                      N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:

                                    $125.00
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                        HILLIARD LYONS GROWTH FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD FRIDAY, APRIL 19, 1996

  A special meeting of stockholders ("Meeting") of the Hilliard Lyons Growth Fund, Inc. (the "Fund"), will be held on Friday, April 19, 1996, at 9:30 a.m. at Holiday Inn Lakeview in the York Room, Clarksville, Indiana, to vote on the following proposals:

  PROPOSAL 1. A proposal to convert the Fund from a diversified fund to a non-diversified fund.

  PROPOSAL 2. A proposal to elect the Fund's Board of Directors.

  PROPOSAL 3. Any other matters that may properly come before the Meeting. (The Board of Directors of the Fund does not know of any other matter that will come before the Meeting.)

  Only stockholders of record at the close of business on March 18, 1996 are entitled to vote at the Meeting and any adjournments thereof.

                                          JOSEPH C. CURRY, JR.
                                               Secretary

March 20, 1996

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                        HILLIARD LYONS GROWTH FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 1996

                               ----------------

                                  INTRODUCTION

  This Proxy Statement ("Proxy Statement") is being furnished to stockholders of the Hilliard Lyons Growth Fund, Inc. (the "Fund") in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Special Meeting of Stockholders (including any adjournments or postponements thereof) to be held on April 19, 1996 (such meeting and any adjournments and postponements thereof are hereinafter referred to as the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

  Stockholders of the Fund of record at the close of business on March 18, 1996 (the "Record Date") are the only stockholders entitled to vote at the Meeting
(the "Stockholders").           shares of the Fund were issued and outstanding
as of March 18, 1996. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting by the Stockholders.

  This Proxy Statement and Notice of Special Meeting of Stockholders with accompanying proxy card ("Proxy") are being mailed to Stockholders on or about March 20, 1996.

                                  THE MEETING

MATTERS TO BE CONSIDERED AT THE MEETING

  At the Meeting, holders of shares of common stock of the Fund will consider and vote upon:

  PROPOSAL 1. A proposal to convert the Fund from a diversified fund to a non-diversified fund.

  PROPOSAL 2. A proposal to elect the Fund's Board of Directors.

  PROPOSAL 3. Any other matters that may properly come before the Meeting. (The Board of Directors of the Fund does not know of any other matter that will come before the Meeting.)

  In addition to the solicitation of proxies by mail, officers and employees of J.J.B. Hilliard, W.L. Lyons, Inc., the Fund's distributor ("Hilliard Lyons"), may solicit proxies in person or by telephone. Employees of Hilliard Lyons will not be paid for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Fund.

  Shares represented by duly executed Proxies will be voted in accordance with the instructions given. If no instructions are given, Proxies will be voted FOR the specific Proposals set forth in the Proxies and, in accordance with the best judgment of the persons named in the Proxies, on such other business that may properly come before the Meeting. A Proxy may be revoked at any time by a Stockholder before it is exercised by (i) sending a written revocation to Samuel C. Harvey, President of the Fund, at Hilliard Lyons Center, Louisville, Kentucky 40202, (ii) by properly executing a later dated Proxy and providing it to the Fund prior to the Meeting, or (iii) by attending the Meeting and specifically revoking such Proxy or Proxies and voting in person.

  THOSE STOCKHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS MAY CHECK A SINGLE BOX ON THE PROXY CARD, OR MAY VOTE FOR OR AGAINST THE NOMINEES INDIVIDUALLY.

 Required Vote for Conversion to Non-Diversified Fund

  Approval of the proposal to convert the Fund to a non-diversified fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. If the Proposal is not approved by the stockholders, the Fund will continue to operate as a diversified fund.

 Required Vote for the Election of Directors

  If a quorum is present in person or by proxy, the favorable vote of a majority of shares represented at the Meeting is required to elect Directors. The presence at the Meeting of the holders of one-third of the outstanding shares of the Fund as of the Record Date, either in person or by Proxy, constitutes a quorum. If any nominee is not approved by the Stockholders, the Board will consider alternative nominations.

              1. CONVERSION OF THE FUND TO A NON-DIVERSIFIED FUND

 Background

  Since its inception, the Fund has been operated as a diversified fund. A diversified fund is subject to certain restrictions under the Investment Company Act on the composition of its assets. Such restrictions require that with respect to 75% of the fund's assets, not more than 5% can be invested in the securities of any one company and the Fund cannot own more than 10% of any company's outstanding voting securities. There are no limitations with respect to the remaining 25% of a diversified fund's assets.

  At the Meeting, the Stockholders will vote on the conversion of the Fund to a non-diversified fund. Under the Investment Company Act, there are no limitations on investments by a non-diversified fund. However, if the conversion is approved, the Fund will continue to operate under the diversification requirements of the Internal Revenue Code necessary to achieve pass-through tax status. Under the Internal Revenue Code, with respect to 50% of a non-diversified fund's assets, not more than 5% can be invested in the securities of any one company and the Fund cannot own more than 10% of any company's outstanding voting securities. With respect to the remaining 50% of a non-diversified fund's assets, not more than 25% may be invested in the securities of any one company.

 Reasons For the Conversion

  At a special meeting of the Board of Directors on December 21, 1995, the Board of Directors unanimously voted in favor of converting the Fund to a non-diversified fund. For the reasons described below, the Board of Directors believes that the conversion will enhance the Fund's overall performance.

  Management of the Fund employs an investment strategy which is often described as a "bottom up" approach. Under this strategy, management of the Fund makes investments after identifying individual companies, conducting research into their business operations, and concluding that the stock of the company is available at a price that will provide an above average return to the Fund. This approach is in contrast to a "top down" strategy which attempts to identify broad industry trends, economic trends, stock market trends, earnings momentum trends, and other considerations to guide stock purchases. In the latter approach individual stock selection is less important than an accurate reading of future sector development. The main factors of success in each approach are different. Using the "bottom up" approach it is important to be right about a company's prospects, whereas in the "top down" method it is important to be right about the predicted future trends.

  Management of the Fund believes that, based upon the Fund's performance when stock selection alone is taken into account, the Fund's "bottom up" approach can be very successful. However, the proliferation of mutual funds, security analysts, and competition for good investment ideas has made it increasingly difficult for management to identify numerous, attractive investment ideas. Conversion of the Fund to a non-diversified fund will allow the Fund's assets to become more concentrated in those ideas which management identifies as the most likely to produce significant capital appreciation.

  At a larger asset size, the Fund's fixed expenses would be spread over a larger base, reducing the expense to each stockholder and increasing the return. The Fund's ability to increase its asset size by attracting new investors is in part dependent upon its success in achieving its goal of delivering above average performance. Management believes that by converting to a non-diversified status, the Fund's performance could be improved and thus provide it with a better chance of outperforming market averages. The achievement of this goal would enhance the Fund's ability to attract new investors and increase the Fund's asset base.

 Potential Risks Associated with Conversion

  Management of the Fund also believes that, as a consequence of the Fund's conversion to a non-diversified fund, the deviation of performance from the general market, as measured by the S&P 500, would likely increase. Management also believes that short-term volatility (the percentage absolute change in the Fund's net asset value) would also increase. However, since the Fund's investment selection process will not change, it is management's opinion that the increased market deviation and volatility would not be substantial after the conversion. Furthermore, on a longer term basis, management does not believe that the risk of absolute loss would be increased by adopting a non-diversified status. Rather, management believes that because the Fund's performance would be enhanced by the conversion to non-diversified status, the risk of absolute loss should decrease over the long run.

  The Board of Directors of the Fund recommends that the Stockholders vote FOR approval of the conversion to a non-diversified fund.

                       2. ELECTION OF BOARD OF DIRECTORS

  The Stockholders will also vote upon the election of five nominees to the Board of Directors at the Meeting. Because the Fund does not hold regular annual stockholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified or until his earlier death, resignation or removal. The nominees for election as Directors are listed below. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of such nominees. A Stockholder using the Proxy can vote for or against any or all of the nominees. If you give no voting instructions, but return an executed Proxy, your shares will be voted for all nominees named herein for Director. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will exercise their voting power to vote for such substitute person or persons as the management of the Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected.

 Information Regarding Nominees for the Board of Directors

  The following information is provided for each of the five nominees. It includes his name, number of shares of the Fund beneficially owned, principal occupation(s) or employment during the past five years.

                              SHARES   PERCENT        PRINCIPAL OCCUPATION;
NAME OF NOMINEE          AGE OWNED(1)  OF FUND         SERVICE AS DIRECTOR
---------------          --- --------- -------        ---------------------
Donald F.                 64 16,775.24   1.2%  Executive Vice President and
 Kohler(2)(3)(4)........                       Director of Hilliard Lyons; Chairman
                                               of the Board of the Fund since 1991.
Gilbert L.                65 20,700.86   1.5%  Investment Consultant; Chairman of
 Pamplin(2)(3)..........                       the Board of Hilliard Lyons from
                                               1988 to 1995; Chief Executive
                                               Officer of Hilliard Lyons since 1982
                                               and President from 1982 to 1988;
                                               Director of the Fund since 1991.

                              SHARES   PERCENT        PRINCIPAL OCCUPATION;
NAME OF NOMINEE          AGE OWNED(1)  OF FUND         SERVICE AS DIRECTOR
---------------          --- --------- -------        ---------------------
William A. Blodgett,      49    794.20     *   Vice President, Deputy General
 Jr.....................                       Counsel Brown-Forman Corporation
                                               since 1994; Partner, Law Firm of
                                               Woodward, Hobson & Fulton,
                                               Louisville, Kentucky to 1994;
                                               Director of the Fund since 1994.
John C. Owens...........  68  1,855.45     *   Private Investor; formerly Managing
                                               Partner of Owens and Company,
                                               Certified Public Accountants,
                                               Lexington, Kentucky; Director of the
                                               Fund since 1991.
Dillman A. Rash.........  88 37,109.03   2.6%  Investment Consultant; Major General
                                               (Retired), U.S. Army; Director of
                                               the Fund since 1991.

--------
*  Less than 1%.
(1) Shares of the Fund beneficially owned directly or indirectly as of February 13, 1996.
(2) Deemed to be an "interested person" of the Fund for purposes of the Investment Company Act by virtue of an affiliation with Hilliard Lyons.
(3) Director of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is Hilliard Lyons.
(4) Includes 9,842.16 shares as to which Mr. Kohler has investment discretion. Mr. Kohler disclaims beneficial ownership of these shares.

 Compensation of Directors

  The Fund pays each of its directors who is not affiliated with Hilliard Lyons annual compensation of $5,000 and a fee of $500 for each Board or Committee meeting attended, in addition to certain out-of-pocket expenses. Directors of the Fund who were not affiliated persons of the Fund as a group received aggregate compensation of $22,000 from the Fund during its fiscal year ended December 31, 1995.

MEETINGS OF BOARD OF DIRECTORS

  The current Board of Directors met five times during the fiscal year ended December 31, 1995. All of the Directors attended each such meeting, except Mr. Rash and Mr. Blodgett who each attended four meetings and Mr. Kohler who attended three meetings. The current Audit Committee, which consists of all of the Fund's independent Directors, met once during the fiscal year ended December 31, 1995. All members of the Audit Committee attended the meeting. The function of the Audit Committee is to advise the Board of Directors with regard to the appointment of the Fund's independent accountants, review and approve audit and non-audit services of the Fund's independent accountants, and meet with the Fund's financial officers to review the conduct of accounting and internal controls. The Board has no compensation or nominating committees.

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

  Information about the Fund's principal executive officers, including their names, ages, positions with the Fund, length of such positions and principal occupation or employment during the past five years, is set forth below.

                              OFFICER       POSITION WITH         PRINCIPAL OCCUPATION
     NAME AND ADDRESS     AGE  SINCE          THE FUND           DURING LAST FIVE YEARS
     ----------------     --- -------       -------------        ----------------------
 Donald F. Kohler........  64  1991   Chairman of the Board     Executive Vice President
                                                                and Director of Hilliard
                                                                Lyons
 Samuel C. Harvey........  48  1991   President                 Executive Vice President
                                                                and Director of Hilliard
                                                                Lyons since 1994; Senior
                                                                Vice President prior
                                                                thereto
 Joseph C. Curry, Jr.(1).  51  1991   Vice President, Secretary Senior Vice President of
                                      and Treasurer             Hilliard Lyons since
                                                                1994 and Vice President
                                                                prior thereto
 Thomas A. Corea.........  35  1994   Vice President            Vice President of
                                                                Hilliard Lyons since
                                                                1991
 Dianna P. Wengler.......  35  1991   Vice President            Vice President of
                                                                Hilliard Lyons since
                                                                1992; Administrator
                                                                prior thereto

--------
(1) Director of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is Hilliard Lyons.

  The officers of the Fund do not receive any compensation from the Fund.

  As of February 13, 1996, the executive officers of the Fund beneficially owned in the aggregate 44,822.01 shares of the Fund.

RELATED TRANSACTIONS

  All of the officers of the Fund are also officers of Hilliard Lyons which provides certain services to the Fund.

  Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, Hilliard Lyons Investment Advisors (the "Adviser"), a division of Hilliard Lyons, provides investment research and a continuous investment program for the Fund consistent with the Fund's investment objectives. As compensation for its services and related expenses, the Fund pays the Investment Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets. For the year ending December 31, 1995, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses for such year exceeded 1.75% of the first $50 million of average daily net assets and 1.50% of average daily net assets in excess of $50 million. In addition, the Adviser obligated itself to reduce its management fees (to the extent of such fees) by the amount the Fund's expenses exceeded the expense limitations, if any, imposed by state securities administrators in states where shares of the Fund are registered. For the year ending December 31, 1995, there was no reimbursement necessary from the Adviser and the amount of the management fee, net of the fee waiver, totaled $168,221.

  Hilliard Lyons serves as exclusive distributor of shares of the Fund pursuant to a "best efforts" arrangement as provided by a Distribution Agreement with the Fund. During the fiscal year ending December 31, 1995, the aggregate amount of the Fund's sales charges paid to Hilliard Lyons totalled $48,601.

  The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor quarterly at the annualized rate of up to 0.25% of the Fund's average daily net assets for distribution expenses actually incurred. The Fund incurred $37,325 under the Plan for the fiscal year ending December 31, 1995.

  In addition, the Fund paid Hilliard Lyons aggregate brokerage commissions of $405 for effecting transactions in the Fund's securities during the fiscal year ending December 31, 1995.

              GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

5% STOCKHOLDERS

  As of February 13, 1996, the J.J.B. Hilliard, W.L. Lyons, Inc. Employees Profit Sharing Plan Fund D owned 325,185.94 shares of the Fund or 22.9% of the outstanding shares. To the knowledge of the Fund, no other person beneficially owned 5% or more of the Fund's outstanding shares as of such date.

VOTING INFORMATION; ADJOURNMENT

  The presence at the Meeting of the holders of one-third of the outstanding shares of the Fund as of the Record Date, either in person or by Proxy, constitutes a quorum. Abstentions and "broker non-votes" will not be counted for or against the Proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and a majority of shares represented at the Meeting at which a quorum is present, and will, therefore, have the effect of counting against the Proposal to which they relate.

  In the event that sufficient votes in favor of either Proposal set forth in the Notice of the Special Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days to permit further solicitation of Proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those Proxies required to be voted against such Proposal.

STOCKHOLDER PROPOSALS

  The Fund does not hold annual stockholder meetings. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Fund.

REPORTS TO STOCKHOLDERS

  The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report to Stockholders and the most recent Semi-Annual Report preceding such Annual Report, if any, on request. Requests should be directed to the Fund at Hilliard Lyons Center, Louisville, Kentucky 40202, (800) 444-1854.

INDEPENDENT PUBLIC ACCOUNTANTS

  A majority of the Fund's independent directors have selected Ernst & Young LLP, as the independent auditors of the Fund for the fiscal year ended December 31, 1996. Ernst & Young LLP has informed the Fund that it is has no material direct or indirect financial interest in the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

OTHER MATTERS

  The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

  IF YOU CANNOT BE PRESENT IN PERSON, PLEASE FILL IN, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors,

                                          Hilliard Lyons Growth Fund, Inc.

                                          Samuel C. Harvey
                                          President

Louisville, Kentucky
March 20, 1996

--------------------------------------------------------------------------------
                        HILLIARD LYONS GROWTH FUND, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202

                     PROXY--SPECIAL MEETING OF SHAREHOLDERS

  The undersigned, a shareholder of HILLIARD LYONS GROWTH FUND, INC., a Maryland corporation (the "Fund"), hereby appoints DONALD F. KOHLER, GILBERT L. PAMPLIN and SAMUEL C. HARVEY and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Fund which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the Holiday Inn Lakeview, in the York Room, Clarksville, Indiana, on Friday, April 19, 1996, at 9:30 a.m. (E.D.T.), and at any adjournment thereof.

  The undersigned hereby instructs said proxies of their substitutes:

1. PROPOSAL TO APPROVE CONVERTING THE FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.
           [_] FOR             [_] AGAINST         [_] ABSTAIN

2. ELECTION OF DIRECTORS:

       Donald F. Kohler, Gilbert L. Pamplin, William A. Blodgett, Jr.,
                      John C. Owens, and Dillman A. Rash

[_] Vote FOR all nominees listed above   [_] WITHHOLD AUTHORITY
    (except those listed below)          to vote for all nominees listed above

  INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       This Proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  This Proxy, when properly executed, will be voted in accordance with any directions given. Unless otherwise specified, the proxy will be voted FOR Proposals 1 and 2.

3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Meeting.

  The undersigned hereby revokes all proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either of them, or their substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated March 20, 1995, and a copy of the Company's Annual Report for the period ended December 31, 1995.

                                            Please sign exactly as shares are
                                            registered. If shares are held by
                                            joint tenants, all parties in the
                                            joint tenancy must sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or
                                            guardian, please indicate the
                                            capacity in which signing. If a
                                            corporation, please sign in full
                                            corporate name by president or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            -----------------------------------
                                            Signature                      Date

                                            -----------------------------------
                                            Signature, if held jointly     Date

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